UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2007

Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27659	98-0461154
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205, 707– 7th Avenue S.W. Calgary, Alberta, Canada	T2P 3H6
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 263-1623

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

The following amendment to the Company’s Bylaws was effective July 24, 2007:

Section 2.4, Notice of Meeting, was amended to require that written notice of a shareholder meeting be delivered to the shareholders not more than 70 days before the meeting date. Section 2.4 previously provided that the written notice must be delivered to shareholders not more than 50 days prior to the meeting date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oilsands Quest Inc.
(Registrant)

Date: July 25, 2007

/s/ Karim Hirji
Name: Karim Hirji
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Bylaws, as amended.